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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

                            ROYAL APPLIANCE MFG. CO.
                            ------------------------



       KNOW ALL MEN BY THESE PRESENTS; that Royal Appliance Mfg. Co. and each person whose name is signed below hereby constitute and appoint Michael J. Merriman and Richard G. Vasek, or both of them, their attorney-in-fact and agent, with full power of substitution and resubstitution, for and on behalf of Royal Appliance Mfg. Co. and the undersigned Directors and officers of Royal Appliance Mfg. Co., to sign Royal Appliance Mfg. Co.'s Annual Report on Form 10-K, any or all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

       This Power of Attorney of Royal Appliance Mfg. Co. and the Directors and officers of Royal Appliance Mfg. Co. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

       IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 13th day of March, 1998.


                          ROYAL APPLIANCE MFG. CO.


                          By:   /s/ Richard G. Vasek
                               ----------------------------------------
                              Richard G. Vasek, Controller, Secretary
                              and Chief Accounting Officer


                                    DIRECTORS

  /s/ Jack Kahl Jr.                     /s/ Michael J. Merriman
---------------------------            -------------------------------------
 Jack Kahl Jr.                         Michael J. Merriman


  /s/ E. Patrick Nalley                 /s/ Joseph B. Richey, II
---------------------------            -------------------------------------
 E. Patrick Nalley                     Joseph B. Richey, II


  /s/ John P. Rochon                    /s/ R. Louis Schneeberger
---------------------------            -------------------------------------
 John P. Rochon                        R. Louis Schneeberger